Exhibit 10.3

Execution Version

SECOND AMENDED AND RESTATED SUPPORT AGREEMENT

THIS SECOND AMENDED AND RESTATED SUPPORT AGREEMENT (this “Agreement”) is entered into as of June 30, 2009 by and among WLR Recovery Fund III, LP, a Delaware limited partnership (“WLR III”), WLR Recovery Fund IV, LP, a Delaware limited partnership (“WLR IV” and together with WLR III, the “Investors”), International Textile Group, Inc., a Delaware corporation (the “Borrower”), and General Electric Capital Corporation, in its capacity as Agent for itself and Lenders (as defined in the Credit Agreement defined below) (“Agent”).

RECITALS

A. Reference is made to that certain Credit Agreement dated as of December 29, 2006 among Borrower, the other parties thereto designated as Borrowers and Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”) pursuant to which Lenders have agreed to make Loans to, and issue Letters of Credit for the benefit of, Borrower. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

B. The Investors and certain of their affiliates have a substantial ownership interest in Borrower, and, as such, benefit from the credit facilities made available to Borrower under the Credit Agreement.

C. As an inducement to and as one of the conditions precedent to the agreement of Agent and the Lenders to enter that certain Amendment No. 13 to Credit Agreement dated as of September 30, 2008, the Investors, Borrower and Agent entered into an Amended and Restated Support Agreement dated as of September 30, 2008 (the “Support Agreement”).

D. In order to induce Agent and Lenders to further amend the Credit Agreement, (i) the Investors have committed to and will provide additional capital to Borrower upon the occurrence of certain events in an amount up to $15,000,000 and upon the terms and conditions all as more fully described herein and (ii) the parties to the Support Agreement have agreed to amend and restate the Support Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investors, Borrower and Agent hereby agree as follows:

1. Commitment. At any time that (x) on any Determination Date, average Availability for the ten (10) calendar days immediately preceding the Determination Date is less than $20,000,000 or (y) on any date, Availability is less than $15,000,000, within three (3) days after a request by Agent or the Majority Lenders to the Investors, the Investors or, in their discretion, one or more of their affiliates, shall make either (i) a cash capital contribution to Borrower or (ii) a loan in the form of WLR Subordinated Indebtedness to Borrower, in either case, in an amount equal to the greater of (A) the amount by which such average Availability is less than $20,000,000 or Availability is less than $15,000,000, as applicable, and (B) $2,500,000 (such greater amount, an “Equity Infusion”); provided, that in no event will the aggregate amount of all Equity Infusions required to be invested or loaned by the Investors pursuant to this Agreement be in excess of $15,000,000. The parties hereto acknowledge and agree that the proceeds of any capital contribution or loan made pursuant to this Agreement shall be used to immediately and solely pay down the Revolving Loan.

2. Representations and Warranties. Each Investor represents, warrants and covenants that:

(a) the execution, delivery and performance of this Agreement is a legal, valid and binding obligation of such Investor enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(b) such Investor has, as of the date hereof, and shall, at all times prior to the termination of this Agreement, maintain available capital to call in an amount sufficient to enable it to honor its obligations hereunder.

3. Third Party Beneficiary. The Investors acknowledge that Lenders are third party beneficiaries of this agreement and that Agent is entitled to enforce the same on behalf of Lenders.

4. Governing Law; Successors. This Agreement shall be governed by the internal laws of the State of New York and shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

5. Entire Agreement; Amendments. This Agreement constitutes the entire agreement and supersedes all other oral or written agreements among the parties hereto with respect to the matters covered hereby and thereby. This Agreement and the terms hereof may only be modified, amended, supplemented or waived by the written agreement of all parties hereto. This Agreement shall constitute a Loan Document.

6. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. The parties agree that this Agreement will be considered signed when the signature of a party is delivered by facsimile or electronic mail transmission. Such facsimile or electronic mail signature shall be treated in all respects as having the same effect as an original signature.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

WLR RECOVERY FUND III, L.P.

By:
Name:
Title:

WLR RECOVERY FUND IV, L.P.

By:
Name:
Title:

INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:
Title:

[Signature Page to Second Amended and Restated Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

WLR RECOVERY FUND III, L.P.

By:
Name:
Title:

WLR RECOVERY FUND IV, L.P.

By:
Name:
Title:

INTERNATIONAL TEXTILE GROUP, INC.

By:
Name:	CRAIG J. HART
Title:	V.P. & TREASURER

[Signature Page to Second Amended and Restated Support Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:	JAMES DESANTIS
Title:	DULY AUTHORIZED SIGNATORY

[Signature Page to Second Amended and Restated Support Agreement]